Supplement dated May 31, 2005 to
Mosaic Tax-Free Trust Statement of Additional Information dated February 1, 2005

The above referenced Statement of Additional Information is amended as follows:

1.   Disclosure of Portfolio Holdings.  In addition to those currently disclosed, the Trust approved ongoing arrangements with the following additional unaffiliated entities (subject to confidential treatment) for legitimate business purposes:

  Clarity Technology, an information technology vendor that may have incidental access to portfolio information in the course of providing computer-related maintenance and support services for the Trust and its affiliates.
  Global Investment Systems, the licensor of the Trust's portfolio accounting computer software systems that may have incidental access to portfolio information in the course of providing information technology services associated with the maintenance and servicing of such software.